                                                                    EXHIBIT 99.1


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated September 6, 2001, (2001-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Monthly Report for the period from September 16, 2001 to October 15, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

         2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of November, 2001.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           ------------------------
                                           Keith Anderson
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                                                      --------------------------

                                                                                             Total $           Per $1,000
CLASS A CERTIFICATES                                                                          Amount            Original
----------------------------------                                                       ---------------    ----------------

(1)    a.    Amount available( including Monthly Servicing Fee)                            9,675,477.30
                                                                                         ---------------
       b.    Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
             Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                         ---------------
       c.    Amount Available after giving effect to withdrawal of Class M-1 Interest
             Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
             Remittance Date                                                               9,675,477.30
                                                                                         ---------------
       d.    Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                     0.00
                                                                                         ---------------

A.     Interest
(2)    Aggregate Class A interest
       a.    Class A-1 Remittance Rate                                                         2.76875%
                                                                                         ---------------
       b.    Class A-1 Interest                                                              283,848.59          2.27078872
                                                                                         ---------------    ----------------

       c.    Class A-2 Remittance Rate                                                         5.16000%
                                                                                         ---------------
       d.    Class A-2 Interest                                                              430,000.00          4.30000000
                                                                                         ---------------    ----------------

       e.    Class A-3 Remittance Rate                                                         5.79000%
                                                                                         ---------------
       f.    Class A-3 Interest                                                              313,625.00          4.82500000
                                                                                         ---------------    ----------------

       g.    Class A-4 Remittance Rate                                                         6.91000%
                                                                                         ---------------
       h.    Class A-4 Interest                                                            1,111,358.33          5.75833332
                                                                                         ---------------    ----------------

       i.    Class A-IO Remittance Rate                                                        2.50000%
                                                                                         ---------------
       j.    Class A-IO Interest                                                             250,000.00          2.08333333
                                                                                         ---------------    ----------------

(3)    Amount applied to:
       a.    Unpaid Class A Interest Shortfall                                                     0.00
                                                                                         ---------------

(4)    Remaining:
       a.    Unpaid Class A Interest Shortfall                                                    0.00
                                                                                         --------------

B.     Principal
(5)    Formula Principal Distribution  Amount                                              3,879,436.55
                                                                                         ---------------
       a.    Scheduled Principal                                                             225,049.06
                                                                                         ---------------
       b.    Principal Prepayments                                                         3,730,844.79
                                                                                         ---------------
       c.    Liquidated Contracts                                                                  0.00
                                                                                         ---------------
       d.    Repurchases                                                                           0.00
                                                                                         ---------------
       e.    Current Month Advanced Principal                                              1,267,041.09
                                                                                         ---------------
       f.    Prior Month Advanced Principal                                               (1,343,498.39)
                                                                                         ---------------
       g.    Additional Principal Distribution ($12,000,000.00 cap)                                0.00
                                                                                         ---------------

(6)    a.    Pool Scheduled Principal Balance                                            591,441,553.01
                                                                                         ---------------
       b.    Adjusted Pool Principal Balance                                             590,174,511.92        983.62432799
                                                                                         ---------------    ----------------
       c.    Pool Factor                                                                     0.98362433
                                                                                         ---------------
       d.    Net Certificate Principal Balance                                           590,174,511.92
                                                                                         ---------------
       e.    Overcollateralization Amount (not to exceed $12,000,000.00)                           0.00
                                                                                         ---------------
       f.    Prefunded Amount                                                                      0.00
                                                                                         ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                                                      --------------------------
                         PAGE 2

                                                                                             Total $           Per $1,000
                                                                                             Amount             Original
                                                                                         ---------------    ----------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                                    0.00
                                                                                         ---------------

(8)    Class A Percentage for such Remittance Date                                              100.00%
                                                                                         ---------------

(9)    Class A Percentage for the following Remittance Date                                     100.00%
                                                                                         ---------------

(10)   Class A  Principal Distribution:
       a.    Class A-1                                                                     3,879,436.55         31.03549240
                                                                                         ---------------    ----------------
       b.    Class A-2                                                                             0.00          0.00000000
                                                                                         ---------------    ----------------
       c.    Class A-3                                                                             0.00          0.00000000
                                                                                         ---------------    ----------------
       d.    Class A-4                                                                             0.00          0.00000000
                                                                                         ---------------    ----------------

(11)   a.    Class A Principal Balance                                                   115,174,511.92        921.39609536
                                                                                         ---------------    ----------------
       b.    Class A Pool Factor                                                             0.92139610
                                                                                         ---------------

       c.    Class A-2 Principal Balance                                                 100,000,000.00       1000.00000000
                                                                                         ---------------    ----------------
       d.    Class A-2 Pool Factor                                                           1.00000000
                                                                                         ---------------

       e.    Class A-3 Principal Balance                                                  65,000,000.00       1000.00000000
                                                                                         ---------------    ----------------
       f.    Class A-3 Pool Factor                                                           1.00000000
                                                                                         ---------------

       g.    Class A-4 Principal Balance                                                 193,000,000.00       1000.00000000
                                                                                         ---------------    ----------------
       h.    Class A-4 Pool Factor                                                           1.00000000
                                                                                         ---------------

                                                                                         ---------------
       i.    Class A-IO Notional Principal Balance                                       120,000,000.00       1000.00000000
                                                                                         ---------------    ----------------
       j.    Class A-IO Pool Factor                                                          1.00000000
                                                                                         ---------------

(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                                  0.00
                                                                                         ---------------

C.     Aggregate Scheduled Balances and Number of Delinquent Contracts as of
       Determination Date
(13)   31-59 days                                                                          5,228,190.49                 137
                                                                                         ---------------    ----------------
(14)   60 days or more                                                                     1,267,046.99                  33
                                                                                         ---------------    ----------------
(15)   Current Month Repossessions                                                           144,093.65                   4
                                                                                         ---------------    ----------------
(16)   Repossession Inventory                                                                144,093.65                   4
                                                                                         ---------------    ----------------
(17)   Weighted Average Contract Rate                                                         12.15253%
                                                                                         ---------------



       Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                                                      --------------------------
                         PAGE 3


D.     Class M-1, M-2,  Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in October 2005.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.    Sixty - Day Delinquency Ratio for current Remittance Date                            0.24%
                                                                                         ---------------
       b.    Average Sixty - Day Delinquency Ratio (arithmetic average
             of ratios for this month and two preceding months;
             may not exceed 6.25%)                                                                0.12%
                                                                                         ---------------

(2)    Cumulative Realized Losses Test
       a.    Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             7.0% from October 1, 2005 to September 30, 2006, 8.75% from October
             1, 2006 to September 30, 2007; 11.75% from October 1, 2007 to
             September 30, 2008 and 13.25% thereafter)                                             0.00%
                                                                                         ---------------

(3)    Current Realized Losses Test
       a.    Current Realized Losses for current Remittance Date                                   0.00
                                                                                         ---------------
       b.    Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
             and for current Remittance Date; may not exceed 3.50%)                               0.00%
                                                                                         ---------------

(4)    Class M-1 & M-2 Principal Balance Tests
       a.    The sum of Class M Principal Balance and Class B Principal Balance
             plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
             (must equal or exceed 32.25%)                                                       19.70%
                                                                                         ---------------
       b.    The sum of Class M-2 Principal Balance and Class B Principal
             Balance plus O/C (before distributions on current Remittance Date)
             divided by Pool Scheduled Principal Balance as of preceding
             Remittance Date (must equal or exceed 22.875%)                                      13.38%
                                                                                         ---------------

(5)    Class B Principal Balance Test
       a.    Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than $12,000,000.00      48,600,000.00
                                                                                         ---------------
       b.    Class B Principal Balance plus O/C (before any distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 15.15%.                  8.18%
                                                                                         ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                                                      --------------------------
                         PAGE 4

                                                                                              Total $          Per $1,000
CLASS M-1 CERTIFICATES                                                                        Amount            Original
----------------------------------                                                       ---------------    ----------------
A.     Interest
(1)    Aggregate  interest
       a.    Class M-1 Remittance Rate 7.15%, unless
             Weighted Average Contract Rate is below 7.15%)                                    7.15000%
                                                                                         ---------------
       b.    Class M-1 Interest                                                              223,437.50          5.95833333
                                                                                         ---------------    ----------------
       c.    Interest on Class M-1 Adjusted Principal Balance                                223,437.50
                                                                                         ---------------

(2)    Amount applied to Class M-1 Interest Deficiency Amount                                      0.00
                                                                                         ---------------

(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                       0.00
                                                                                         ---------------

(4)    Amount applied to:
       a.    Unpaid Class M-1 Interest Shortfall                                                   0.00
                                                                                         ---------------

(5)    Remaining:
       a.    Unpaid Class M-1 Interest Shortfall                                                   0.00
                                                                                         ---------------

B.     Principal
(6)    a.    Class M-1 Principal Balance                                                  37,500,000.00       1000.00000000
                                                                                         ---------------    ----------------
       b.    Class M-1 Pool Factor                                                           1.00000000
                                                                                         ---------------
       c.    Class M-1 Adjusted Principal Balance                                         37,500,000.00
                                                                                         ---------------
       d.    Class M-1 Adjusted Pool Factor                                                  1.00000000
                                                                                         ---------------

(7)    Class M-1 Percentage for such Remittance Date                                              0.00%
                                                                                         ---------------

(8)    Class M-1  Principal Distribution:
       a.    Class M-1 (current)                                                                   0.00          0.00000000
                                                                                         ---------------    ----------------
       b.    Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                              0.00
                                                                                         ---------------

(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                                  0.00
                                                                                         ---------------

(10)   Class M-1 Percentage for the following Remittance Date                                     0.00%
                                                                                         ---------------

(11)   Class M-1 Liquidation Loss Interest
       a.    Class M-1 Liquidation Loss Amount                                                     0.00
                                                                                         ---------------
       b.    Amount applied to Class M-1 Liquidation Loss Interest Amount                          0.00
                                                                                         ---------------
       c.    Remaining Class M-1 Liquidation Loss Interest Amount                                  0.00
                                                                                         ---------------
       d.    Amount applied to Unpaid Class M-1 Loss Interest Shortfall                            0.00
                                                                                         ---------------
       e.    Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                       0.00
                                                                                         ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                                                      --------------------------
                         PAGE 5

                                                                                             Total $            Per $1,000
CLASS M-2 CERTIFICATES                                                                        Amount             Original
----------------------------------                                                       ---------------    ----------------
A.     Interest
(1)    Aggregate  interest
       a.    Class M-2 Remittance Rate (7.44%, unless
             Weighted Average Contract Rate is below 7.44%)                                    7.44000%
                                                                                         ---------------
       b.    Class M-2 Interest                                                              191,580.00          6.20000000
                                                                                         ---------------    ----------------
       c.    Interest on Class M-2 Adjusted Principal Balance                                191,580.00
                                                                                         ---------------

(2)    Amount applied to Class M-2 Interest Deficiency Amount                                      0.00
                                                                                         ---------------

(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                       0.00
                                                                                         ---------------

(4)    Amount applied to:
       a.    Unpaid Class M-2 Interest Shortfall                                                   0.00
                                                                                         ---------------

(5)    Remaining:
       a.    Unpaid Class M-2 Interest Shortfall                                                   0.00
                                                                                         ---------------

B.     Principal
(6)    a.    Class M-2 Principal Balance                                                  30,900,000.00       1000.00000000
                                                                                         ---------------    ----------------
       b.    Class M-2 Pool Factor                                                           1.00000000
                                                                                         ---------------
       c.    Class M-2 Adjusted Principal Balance                                         30,900,000.00
                                                                                         ---------------
       d.    Class M-2 Adjusted Pool Factor                                                  1.00000000
                                                                                         ---------------

(7)    Class M-2 Percentage for such Remittance Date                                              0.00%
                                                                                         ---------------

(8)    Class M-2  Principal Distribution:
       a.    Class M-2 (current)                                                                   0.00          0.00000000
                                                                                         ---------------    ----------------
       b.    Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                              0.00
                                                                                         ---------------

(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                                  0.00
                                                                                         ---------------

(10)   Class M-2 Percentage for the following Remittance Date                                     0.00%
                                                                                         ---------------

(11)   Class M-2 Liquidation Loss Interest
       a.    Class M-2 Liquidation Loss Amount                                                     0.00
                                                                                         ---------------
       b.    Amount applied to Class M-2 Liquidation Loss Interest Amount                          0.00
                                                                                         ---------------
       c.    Remaining Class M-2 Liquidation Loss Interest Amount                                  0.00
                                                                                         ---------------
       d.    Amount applied to Unpaid Class M-2 Loss Interest Shortfall                            0.00
                                                                                         ---------------
       e.    Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                       0.00
                                                                                         ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                         PAGE 6                       --------------------------

                                                                                              Total $          Per $1,000
CLASS B-1 CERTIFICATES                                                                        Amount            Original
----------------------------------                                                       ---------------    ----------------
(1)    a.    Class B-1 Remittance Rate  (8.50% unless Weighted Average
             Contract Rate is below 8.50%)                                                     8.50000%
                                                                                         ---------------
       b.    Aggregate Class B-1 Interest                                                    216,750.00          7.08333333
                                                                                         ---------------    ----------------
       c.    Interest on Class B-1 Adjusted Principal Balance                                216,750.00
                                                                                         ---------------

(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                       0.00
                                                                                         ---------------

(3)    Remaining Unpaid Class B-1 Interest Shortfall                                               0.00
                                                                                         ---------------

(4)    Amount applied to Class B-1 Interest Deficiency Amount                                      0.00
                                                                                         ---------------

(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                       0.00
                                                                                         ---------------

(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                    0.00
                                                                                         ---------------

(7)    Class B Percentage for such Remittance Date                                                0.00%
                                                                                         ---------------

(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                        0.00          0.00000000
                                                                                         ---------------    ----------------

(9)    a.    Class B-1 Principal Shortfall                                                         0.00
                                                                                         ---------------
       b.    Unpaid Class B-1 Principal Shortfall                                                  0.00
                                                                                         ---------------

(10)   Class B Principal Balance                                                          48,600,000.00
                                                                                         ---------------

(11)   a.    Class B-1 Principal Balance                                                  30,600,000.00
                                                                                         ---------------
       b.    Class B-1 Pool Factor                                                           1.00000000
                                                                                         ---------------
       c.    Class B-1 Adjusted Principal Balance                                         30,600,000.00
                                                                                         ---------------
       d.    Class B-1 Adjusted Pool Factor                                                  1.00000000
                                                                                         ---------------

(12)   Class B-1 Liquidation Loss Interest
       a.    Class B-1 Liquidation Loss Amount                                                     0.00
                                                                                         ---------------
       b.    Amount Applied to Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                                         ---------------
       c.    Remaining Class B-1 Liquidation Loss Interest Amount                                  0.00
                                                                                         ---------------
       d.    Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                0.00
                                                                                         ---------------
       e.    Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                        0.00
                                                                                         ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3

                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                         MONTHLY REPORT               TRUST ACCOUNT  #3339439-0
                         October-01                   REMITTANCE DATE: 11/1/2001
                         PAGE 7                       --------------------------

                                                                                               Total $         Per $1,000
CLASS B-2 CERTIFICATES                                                                          Amount           Original
----------------------------------                                                       ---------------    ----------------
(1)    a.    Class B-2 Remittance Rate (10.50% unless Weighted Average
             Contract Rate is less than 10.50%)                                               10.50000%
                                                                                         ---------------
       b.    Aggregate Class B-2 Interest                                                    157,500.00          8.75000000
                                                                                         ---------------    ----------------

(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                       0.00
                                                                                         ---------------

(3)    Remaining Unpaid Class B-2 Interest Shortfall                                               0.00
                                                                                         ---------------

(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                                    0.00
                                                                                         ---------------

(5)    Class B-2 Principal Liquidation Loss Amount                                                 0.00
                                                                                         ---------------

(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                                0.00          0.00000000
                                                                                         ---------------    ----------------

(7)    Guarantee Payment                                                                           0.00
                                                                                         ---------------

(8)    a.    Class B-2 Principal Balance                                                  18,000,000.00
                                                                                         ---------------
       b.    Class B-2 Pool Factor                                                           1.00000000
                                                                                         ---------------

CLASS B-3I CERTIFICATES
----------------------------------

(1)    Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
       Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
       if the Company or Green Tree Financial Servicing Corp. is the Servicer)               248,082.27
                                                                                         ---------------

(2)    Class B-3I Distribution Amount                                                      2,369,859.06
                                                                                         ---------------

(3)    Class B-3I Formula Distribution Amount (all Excess                                  4,042,994.28
       Interest plus Unpaid Class B-3I Shortfall)                                        ---------------

(4)    Class B-3I Shortfall                                                                1,423,919.48
                                                                                         ---------------

(5)    Unpaid Class B-3I Shortfall                                                         1,673,135.22
                                                                                         ---------------

(6)    Class M-1 Interest Deficiency on such Remittance Date                                       0.00
                                                                                         ---------------

(7)    Class B-1 Interest Deficiency on such Remittance Date                                       0.00
                                                                                         ---------------

(8)    Class C Subsidiary Residual Payment                                                         0.00
                                                                                         ---------------

       Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.